SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2005

EAGLE HOSPITALITY PROPERTIES TRUST, INC.

(Exact name of registrant specified in its charter)

Maryland	001-32279	55-0862656
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 E. RiverCenter Blvd., Suite 480

Covington, KY 41011

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (859) 581-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

As previously reported under items 1.01 and 2.01 in a current report on Form 8-K origianlly filed by Eagle Hospitality Properties Trust, Inc. (the “Company”) with the Securities and Exchange Commission on June 23, 2005, the Company, through a wholly owned subsidiary, acquired the Hilton Glendale in Glendale, California for a cash purchase price of $79.8 million. The financial statements required by Rule 3-05 of Regulation S-X of the Securities Act of 1933 in connection with the acquisition are filed as Exhibit 99.1 to this amended current report.

As previously reported under items 1.01 and 2.01 in a current report on Form 8-K originally filed by the Company with the Securities and Exchange Commission on July 1, 2005, the Company acquired the Embassy Suites San Juan Hotel and Casino in Isla Verde Carolina, Puerto Rico for a cash purchase price of $60 million. The financial statements required by Rule 3-05 of Regulation S-X of the Securities Act of 1933 in connection with the acquisition are filed as Exhibit 99.2 to this amended current report.

(a) Exhibits

99.1	Financial Statements in connection with the acquisition of the Hilton Glendale Hotel.

99.2	Financial Statements in connection with the acquisition of the Embassy Suites San Juan Hotel.

99.3	Pro Forma Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE HOSPITALITY PROPERTIES TRUST, INC.

By:	/s/ Raymond D. Martz
Raymond D. Martz
Chief Financial Officer, Secretary and Treasurer

Dated: September 8, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Financial Statements in connection with the acquisition of the Hilton Glendale Hotel.

99.2	Financial Statements in connection with the acquisition of the Embassy Suites San Juan Hotel.

99.3	Pro Forma Financial Statements.